Exhibit 10.1

GRANTED
THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN AND FOR NEW CASTLE COUNTY

GAZIT-GLOBE LTD., an Israeli real	)
estate investment company,	)
)
Plaintiff,	)
)
v.	)	C.A. No. 2530-N
)
THE MILLS CORPORATION, a	)
Delaware corporation,	)
)
Defendant.	)

STIPULATED FINAL ORDER

Subject to the approval of the Court, Gazit-Globe Ltd. (“Gazit”) and The Mills Corporation (“Mills” or the “Company”), by their attorneys, hereby stipulate and agree to the following Order and Final Judgment:

1. Mills shall hold its annual meeting of stockholders for 2006 (the “2006 Annual Meeting”) on December 29, 2006. The 2006 Annual Meeting shall not be postponed, adjourned, or otherwise rescheduled.

2. The record date for the 2006 Annual Meeting shall be December 1, 2006.

3. The shares of stock represented at the 2006 Annual Meeting, either in person or by proxy, and entitled to vote thereat, shall constitute a quorum for the purpose of the 2006 Annual Meeting, notwithstanding any provision in the Mills certificate of incorporation or bylaws to the contrary.

4. At the 2006 Annual Meeting, the following nominees (the “Agreed Nominees”) shall stand for election to the director class that will next stand for election in 2009: Jon N. Hagan, Keith M. Locker, Mark S. Ordan, and S. Joseph Bruno.

5. No nominees other than the Agreed Nominees shall stand for election at the 2006 Annual Meeting.

6. No business shall be conducted at the 2006 Annual Meeting other than (i) the election of directors and (ii) ratification of the selection of Mills’ independent auditor.

7. The number of directors comprising the entire Board of Directors of Mills shall not exceed 14 until after the annual meeting of stockholders for 2007 (the “2007 Annual Meeting”).

8. Within one business day of the filing of this stipulated final order with the Court, the parties shall issue jointly the press release attached as Exhibit A. The parties shall not otherwise comment on this litigation.

9. Each party shall bear its own costs related to this litigation.

10. Except as specifically provided herein, the action is dismissed with prejudice.

/s/ J. Travis Laster	/s/ Lawrence C. Ashby
J. Travis Laster (#3514)	Lawrence C. Ashby (#468)
Matthew F. Davis (#4696)	Carolyn S. Hake (#3839)
Abrams & Laster LLP	Ashby & Geddes
Brandywine Plaza West	222 Delaware Avenue
1521 Concord Pike, Suite 303	P.O. Box 1150
Wilmington, Delaware 19803	Wilmington, Delaware 19899
(302) 778-1000	(302) 654-1888

Attorneys for Plaintiff	Attorneys for Defendant

SO ORDERED this day of , 2006

The Honorable William B. Chandler, III

Court: DE Court of Chancery

Judge: Chandler, William B

File & Serve reviewed Transaction ID: 13093419

Current date: 12/5/2006

Case number: 2530-N

Case name: Gazit Globe Ltd vs Mills Corp

/s/ Judge William B Chandler III